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                                                            EXHIBIT NO. 99.13




                                       September 18, 1987




MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

In connection with my purchase of 500 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                       Very truly yours,




                                       By:  FLORENCE H. WIENCKO
                                            Florence H. Wiencko

To:      Tom London
From:    Pat Zlotin
Date:    September 19, 1987
Subject: MFS Income & Opportunity Trust (MFO)



         I would like to purchase the following shares in MFO, and have all dividends reinvested. I understand the investment must be held for at least two years. If possible, please deliver the certificates for all three accounts to me.


Shares                       Account Registration        Social Security Number

2000              Patricia A. and Barry R. Zlotin, JTWROS        ###-##-####
                  130 Massapoag Ave.
                  Sharon, MA  02067

 100              Martin Alexander Kempe                         ###-##-####
                  204 North Wilton Rd.
                  Richmond, VA  23226

 100              Ronald Bisbee                                  ###-##-####
                  624 Pleasant Hill Dr.
                  Richmond, VA  23236


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 524,759 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                       Very truly yours,




                                       SAMUEL A. GROVES
                                       Samuel A. Groves


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 534,759 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                       Very truly yours,




                                       ELLIOTT J. BERV
                                       Elliott J. Berv


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 2,000 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                       Very truly yours,




                                       WALTER E. ROBB
                                       Walter E. Robb


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 500 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                       Very truly yours,




                                       LESLIE J. NANBERG
                                       Leslie J. Nanberg



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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 535 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        RICHARD B. BAILEY
                                        Richard B. Bailey


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                                        September 24, 1987




MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 3,000 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        THOMAS H. FARQUHAR
                                        Thomas H. Farquhar


registered to:

         THOMAS H. FARQUHAR
         52 MAYO ROAD
         WELLESLEY, MA  02181
         TAX ID ####-##-####


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 850 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        STEVE PLUMP
                                        Steve Plump


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of 10,000 worth of Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        CHARLES W. SCHMIDT
                                        Charles W. Schmidt


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of $100,000.00 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        A. KEITH BRODKIN
                                        A. Keith Brodkin


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MFS Income & Opportunity Trust
200 Berkeley Street
Boston, MA  02116

Gentlemen:

         In connection with my purchase of $25,000.00 Shares of Beneficial Interest (without par value) of MFS Income & Opportunity Trust, I hereby represent and warrant to you that I am purchasing said shares as an investment with no intention of redeeming or reselling said shares until a date at least two years hereafter.

                                        Very truly yours,




                                        BETTY BRODKIN
                                        Betty Brodkin